                                                                   Exhibit 10.21









                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                          DATED AS OF NOVEMBER 7, 2001


                                      AMONG


                          HUMAN GENOME SCIENCES, INC.,
                                   AS LESSEE,


                          GENOME STATUTORY TRUST 2001A,
                                   AS LESSOR,


                              FLEET NATIONAL BANK,
                    AS FLEET NATIONAL BANK COLLATERAL AGENT,


                                       AND


                    THE PERSONS LISTED ON SCHEDULE I HERETO,
                                AS BENEFICIARIES








[An identical liquid collateral agreement was also entered into between First Union National Bank as First Union Collateral Agent, Human Genome Sciences, Inc. as lessee, the Genome Statutory Trust 2001A as lessor, and the persons listed on
Schedule I of that agreement.]

                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                THIS FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT, dated as of November 7, 2001 (this "Agreement"), by and among HUMAN GENOME SCIENCES, INC. ("Lessee"), GENOME STATUTORY TRUST 2001A, a Connecticut statutory trust ("Lessor"), FLEET NATIONAL BANK ("Fleet National Bank Collateral Agent"), as Fleet National Bank Collateral Agent for the benefit of the Beneficiaries, and the Persons listed on Schedule I hereto (the "Beneficiaries").

                              W I T N E S S E T H:


                WHEREAS, pursuant to the Participation Agreement, Ground Lessor and Ground Lessee have entered into the Ground Lease pursuant to which Ground Lessee has leased the Traville Site from Ground Lessor;

                WHEREAS, pursuant to the Lease, Lessor has leased the Properties to Lessee;

                WHEREAS, in connection with the Participation Agreement, Lessee has opened the Account (Fleet National Bank) with the Fleet National Bank Custodian, in the name of Lessee, subject to a first priority lien and security interest in favor of Lessor, to hold Securities (which initially are the Securities described in Exhibit A hereto);

                WHEREAS, in connection herewith, Lessee, Lessor, the Fleet National Bank Collateral Agent, the Beneficiaries and the Fleet National Bank Custodian are entering into the Fleet National Bank Custody Agreement dated as of the Documentation Date;

                WHEREAS, as a material inducement for Lessor to enter into the Participation Agreement and the other Operative Documents to which it is a party, Lessee has agreed to execute and deliver this Agreement for the purpose of securing the Secured Lessee Obligations and for the purpose of subjecting the Fleet National Bank Liquid Collateral to the Lien of this Agreement as security for the payment and performance of the Secured Lessee Obligations; and

                WHEREAS, as a material inducement for the Beneficiaries to enter into the Participation Agreement and the other Operative Documents to which they are party, Lessor has agreed to execute and deliver this Agreement for the purpose of securing the Secured Lessor Obligations and for the purpose of subjecting to the extent of the Lessor's interest therein the Fleet National Bank Liquid Collateral to the Lien of this Agreement as security for the payment and performance of the Secured Lessor Obligations.

                IT IS HEREBY COVENANTED AND DECLARED by and between the parties hereto and their respective successors and assigns that the terms upon which the Fleet National Bank Liquid Collateral shall be held and used are as follows:

                                FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                    ARTICLE 1

                           DEFINITIONS, INTERPRETATION


                1.1     CERTAIN DEFINITIONS


                (a) Subject to the following sentence, Appendix A to the Participation Agreement applies (including as to rules of usage) to this Agreement. Except as contained in Section 1.1(b), capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A to the Participation Agreement for all purposes hereof.

                (b) In this Agreement the following capitalized terms have the following respective meanings:

                "ACCOUNT (FLEET NATIONAL BANK)" means Securities Account number _____ of Lessee maintained with the Fleet National Bank Custodian (or any successor custodian) subject to the Liens and security interests granted hereunder, together with all subaccounts thereto and any new accounts and subaccounts established and maintained in replacement thereof with the Fleet National Bank Custodian or any successor custodian.

                "ADDITIONAL COLLATERAL DELIVERY DATE" means, with respect to each Additional Collateral Demand, the day on or before the fifth Business Day following the making of an Additional Collateral Demand or if one or more Additional Collateral Demands are outstanding and the aggregate amount of the Pledged Security required to be transferred to the Account (Fleet National Bank) exceeds $5,000,000, then with respect to all outstanding transfers of Pledged Securities, on the Business Day next following the Business Day when the aggregate amounts required to be transferred to such Account (Fleet National Bank) first exceeds $5,000,000.


                "ADDITIONAL COLLATERAL DEMAND" has the meaning set forth in
        Section 2.5(a)(i).

                "ADDITIONAL COLLATERAL DEMAND DATE" has the meaning set forth in
        Section 2.5(a)(iii).

                "ADDITIONAL LIQUID COLLATERAL" has the meaning set forth in
        Section 2.5(a)(i).

                "BENEFICIARIES" has the meaning set forth in the first paragraph of this Agreement and shall include the successors and permitted assigns of the Beneficiaries.

                "ENFORCEMENT EVENT" means a Lease Event of Default or a Construction Agency Event of Default.

                "ENFORCEMENT NOTICE" means a notice from the Fleet National Bank Collateral Agent to the Fleet National Bank Custodian in substantially the form of Exhibit A hereto.

                "ENTITLEMENT ORDER" has the meaning set forth in Section 8-102(a)(8) of the Uniform Commercial Code and shall include, without limitation, any Enforcement Notice from the Fleet National Bank Collateral Agent.

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                "FINANCIAL ASSET" has the meaning set forth in Section 8-102(a)(9) of the Uniform Commercial Code.

                "FLEET NATIONAL BANK COLLATERAL AGENT" means Fleet National Bank Collateral Agent and shall include the successors and permitted assigns of Fleet National Bank Collateral Agent.

                "FLEET NATIONAL BANK CUSTODIAN" means the Fleet National Bank Collateral Agent or any successor custodian appointed pursuant to the Fleet National Bank Custody Agreement.

                "FLEET NATIONAL BANK CUSTODY AGREEMENT" means the Fleet National Bank Custody Agreement, dated as of November 7, 2001, among Lessee, Lessor, the Fleet National Bank Collateral Agent, the Beneficiaries and the Fleet National Bank Custodian.

                "FLEET NATIONAL BANK LIQUID COLLATERAL" has the meaning set forth in Section 2.1(a)(i).

                "INVESTMENT PROPERTY" has the meaning set forth in Section 9-102(a)(49) of the Uniform Commercial Code.

                "PARTICIPATION AGREEMENT" means the Participation Agreement, dated as of November 7, 2001, among Lessee, as Lessee and Construction Agent, Traville LLC, as Ground Lessor, Lessor, as Ground Lessee and Lessor, BancBoston Leasing Investments Inc. and First Union National Bank, as Investors, EagleFunding Capital Corporation, as Lender, Fleet Securities, Inc., as Administrator, Fleet National Bank and First Union National Bank, as Liquidity Providers, Fleet National Bank, as Fleet National Bank Collateral Agent, First Union National Bank, as First Union Collateral Agent and Fleet National Bank, as Administrative Agent and Liquidity Agent.

                "PLEDGED SECURITIES" means the Securities credited to the Account (Fleet National Bank) from time to time, less any Pledged Securities released to Lessee in accordance with the Fleet National Bank Liquid Collateral Agreement and the Participation Agreement.

                "PROCEEDS" of the Fleet National Bank Liquid Collateral has the meaning given in Section 9-102 of the Uniform Commercial Code and shall include cash, securities and other property realized in respect of, and distributions in kind of, the Fleet National Bank Liquid Collateral, as applicable.

                "SECURED LESSEE OBLIGATIONS" means all obligations of Lessee now or hereafter existing under the Participation Agreement, the Lease and each other Operative Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Lessee to Lessor and the Beneficiaries, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due under the Operative Documents.

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                "SECURED LESSOR OBLIGATIONS" means all obligations of Lessor now or hereafter existing under the Participation Agreement and each other Operative Document, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Lessor to the Beneficiaries, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due.

                "SECURITIES" has the meaning given that term in Section 8-102(a)(15) of the Uniform Commercial Code.

                "SECURITIES ACCOUNT" has the meaning set forth in Section 8-501(a) of the Uniform Commercial Code.

                "SECURITIES INTERMEDIARY" has the meaning set forth in Section 8-102(a)(14) of the Uniform Commercial Code.

                "SECURITY ENTITLEMENT" has the meaning set forth in Section
        357.2 of the Treasury Regulations and Section 8-102(a)(17) of the Uniform Commercial Code.

                "SETTLEMENT DATE" has the meaning set forth in Section
        2.5(a)(iv).

                "TREASURY REGULATIONS" means 31 CFR Part 357, as amended by regulations published at 61 Fed. Reg. 43626 (August 23, 1996) and as may be amended from time to time by any subsequent regulations.

                "UNIFORM COMMERCIAL CODE" and "UCC" means the Uniform Commercial Code, as amended, as in effect in the State of New York from time to time.

                                    ARTICLE 2

                              GRANTING OF SECURITY


                2.1     GRANTING OF SECURITY INTERESTS

                (a)     Granting of Security Interest from Lessee to Lessor

                (i) Lessee has established and shall maintain at all times, so long as there are Secured Lessee Obligations outstanding, the Account (Fleet National Bank) with the Fleet National Bank Custodian, which Account (Fleet National Bank) shall be a Securities Account, shall be in the name of Lessee but subject to the first priority security interest of the Fleet National Bank Collateral Agent for the benefit of the Beneficiaries and itself, and shall have the designation as provided in the Fleet National Bank Custody Agreement. As security for the due, prompt and complete payment and performance of the Secured Lessee Obligations, Lessee hereby unconditionally, irrevocably and presently conveys, mortgages, assigns, transfers, and pledges to Lessor, and hereby grants to Lessor, a first Lien on, and a first priority security interest in, all right, title and interest in, to and under the Pledged Securities; the Account (Fleet National Bank) and all funds, cash and cash equivalents, Financial Assets, Investment Property and any other property from time to time credited or required to be credited thereto including any Additional

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


        Liquid Collateral transferred to the Account (Fleet National Bank) pursuant to Section 2.5(a) (and all certificates, cash balances and instruments from time to time representing or evidencing the same); all notes, certificates of deposit, deposit amounts, checks and other investments from time to time hereafter delivered to or otherwise possessed by the Fleet National Bank Custodian in substitution for any or all of the foregoing; all rights, claims, and causes of action, if any, that Lessee may have against the Fleet National Bank Custodian or any other person in respect of the foregoing; all interest, dividends, cash, instruments and other property from time to time received, receivable, or distributed in respect of any or all of the foregoing; all Security Entitlements of Lessee in or with respect to any and all of the foregoing including all Security Entitlements credited to or held in the Account (Fleet National Bank); and all Proceeds of any and all of the foregoing, whether now existing or hereafter acquired (collectively, the "Fleet National Bank Liquid Collateral").

                (ii) To perfect the security interest granted by Lessee to Lessor in the Fleet National Bank Liquid Collateral hereunder, Lessee hereby gives control over the Fleet National Bank Liquid Collateral to Lessor and shall file financing statements in respect of the Fleet National Bank Liquid Collateral in the manner and at the place or places set forth in the Uniform Commercial Code and make such other filing or take such other measures as may be prescribed by Applicable Law or reasonably requested by Lessor, the Fleet National Bank Collateral Agent or the Beneficiaries.

                (iii) Lessee will cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances as Lessor, the Fleet National Bank Collateral Agent or the Beneficiaries shall reasonably require for accomplishing the purposes of this Agreement, and which are necessary or desirable to continue the perfection and priority of the Liens and security interests granted under this Agreement.

                (iv) Lessee agrees for the benefit of Lessor and the Beneficiaries, at no expense to Lessor, the Fleet National Bank Collateral Agent or the Beneficiaries, to defend Lessor's and the Fleet National Bank Collateral Agent's security interest in and to the Fleet National Bank Liquid Collateral against the claims of any Person and to ensure that Lessor and the Fleet National Bank Collateral Agent shall have at all times pursuant to this Agreement a first priority perfected Lien on and security interest in the Fleet National Bank Liquid Collateral, subject to no prior or equal Lien whatsoever.

                (v) All rights of Lessor hereunder, and all obligations of Lessee hereunder, shall be absolute and unconditional irrespective of:

                        (1) any lack of validity or enforceability of this Agreement or any Operative Document;

                        (2) any change in the time, manner or place of payment of, or any other term of, all or any of the Secured Lessee Obligations, or any amendment or waiver of or any consent to any departure from this Agreement or the Operative Documents;

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                        (3) any taking, exchange, release or non-perfection of any other Fleet National Bank Liquid Collateral or taking, release or amendment or waiver of or consent to departure from any guaranty or indemnity for all or any of the Secured Lessee Obligations; and

                        (4) any manner of application of Fleet National Bank Liquid Collateral, or Proceeds thereof, to all or any of the Secured Lessee Obligations, or any manner of sale or disposition of any Fleet National Bank Liquid Collateral for all or any of the Secured Lessee Obligations or any other assets of Lessee.

                (vi) Lessee agrees, for the benefit of Lessor, the Fleet National Bank Collateral Agent and the Beneficiaries, that it shall not be entitled to withdraw, liquidate, sell, convey, endorse, negotiate, or in any way dispose of, or create, incur, or permit to exist any pledge, mortgage, Lien, charge, encumbrance or security interest whatsoever, or cause any of the foregoing to occur in or with respect to, any of the Fleet National Bank Liquid Collateral, any interest therein or any cash or other property held and maintained in or credited to the Account (Fleet National Bank).

                (vii) Except as expressly set forth herein or in the other Operative Documents, Lessee hereby expressly waives diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against any Person, all notices (whether non-payment by Lessee or any other Person, dishonor, protest or otherwise) with respect to any of the Secured Lessee Obligations and notice of acceptance of this Agreement.

                (viii) Subject to Sections 2.1(b)(ii) and 2.1(b)(viii), all cash and cash equivalents deposited in or credited to the Account (Fleet National Bank) from time to time shall be under the sole dominion and control of Lessor and held by the Fleet National Bank Custodian pursuant to the Fleet National Bank Custody Agreement as Lessor's agent and bailee, and Lessor shall have the sole right to make or direct withdrawals of cash or cash equivalents from the Account (Fleet National
        Bank).

                (b) Granting of Security Interest from Lessor to the Fleet National Bank Collateral Agent

                (i) As security for the due, prompt and complete payment and performance of the Secured Lessor Obligations, Lessor hereby unconditionally, irrevocably and presently conveys, mortgages, assigns, transfers, and pledges to the Fleet National Bank Collateral Agent, for the benefit of the Beneficiaries, and hereby grants to the Fleet National Bank Collateral Agent, for the benefit of the Beneficiaries, a first Lien on, and a first priority security interest in, all of Lessor's right, title and interest in, to and under the Fleet National Bank Liquid Collateral, the Pledged Securities; the Account (Fleet National Bank) and all funds, cash and cash equivalents, Financial Assets, Investment Property and any other property from time to time credited or required to be credited thereto including any Additional Liquid Collateral transferred to the Account (Fleet National Bank) pursuant to Section 2.5(a) (and all certificates, cash balances and instruments from time to time representing or evidencing the same); all notes, certificates of deposit,

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


        deposit amounts, checks and other investments from time to time hereafter delivered to or otherwise possessed by the Fleet National Bank Custodian in substitution for any or all of the foregoing; all rights, claims, and causes of action, if any, that Lessee or Lessor may have against the Fleet National Bank Custodian or any other person in respect of the foregoing; all interest, dividends, cash, instruments and other property from time to time received, receivable, or distributed in respect of any or all of the foregoing; all Security Entitlements of Lessee or Lessor in or with respect to any and all of the foregoing including all Security Entitlements credited to or held in the Account (Fleet National Bank); and all Proceeds of any and all of the foregoing, whether now existing or hereafter acquired.

                (ii) To perfect the security interest granted by Lessor to the Fleet National Bank Collateral Agent in the Fleet National Bank Liquid Collateral hereunder, Lessor hereby gives control over the Fleet National Bank Liquid Collateral to the Fleet National Bank Collateral Agent and shall file financing statements in respect of the Fleet National Bank Liquid Collateral in the manner and at the place or places set forth in the Uniform Commercial Code and make such other filing or take such other measures as may be prescribed by Applicable Law or reasonably requested by the Fleet National Bank Collateral Agent or the Beneficiaries.

                (iii) Lessor will cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances as the Fleet National Bank Collateral Agent or the Beneficiaries shall reasonably require for accomplishing the purposes of this Agreement, and which are necessary or desirable to continue the perfection and priority of the Liens and security interests granted under this Agreement.

                (iv)    Intentionally Omitted.

                (v) All rights of the Fleet National Bank Collateral Agent and the Beneficiaries hereunder, and all obligations of Lessor hereunder, shall be absolute and unconditional irrespective of:

                        (1) any lack of validity or enforceability of this Agreement or any Operative Document;

                        (2) any change in the time, manner or place of payment of, or any other term of, all or any of the Secured Lessor Obligations, or any amendment or waiver of or any consent to any departure from this Agreement or the Operative Documents;

                        (3) any taking, exchange, release or non-perfection of any other Fleet National Bank Liquid Collateral or taking, release or amendment or waiver of or consent to departure from any guaranty or indemnity for all or any of the Secured Lessor Obligations; and

                        (4) any manner of application of Fleet National Bank Liquid Collateral, or Proceeds thereof, to all or any of the Secured Lessor Obligations, or any manner of sale or disposition of any Fleet National Bank Liquid Collateral for all or any of the Secured Lessor Obligations or any other assets of Lessor.

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                (vi) Lessor agrees, for the benefit of the Beneficiaries, that it shall not be entitled to withdraw, liquidate, sell, convey, endorse, negotiate, or in any way dispose of, or create, incur, or permit to exist any pledge, mortgage, Lien, charge, encumbrance or security interest whatsoever, or cause any of the foregoing to occur in or with respect to, any of the Fleet National Bank Liquid Collateral, any interest therein or any cash or other property held and maintained in or credited to the Account (Fleet National Bank).

                (vii) Except as expressly set forth herein or in the other Operative Documents, Lessor hereby expressly waives diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against any Person, all notices (whether non-payment by Lessor or any other Person, dishonor, protest or otherwise) with respect to any of the Secured Lessor Obligations and notice of acceptance of this Agreement.

                (viii) Anything to the contrary herein notwithstanding, all cash and cash equivalents deposited in or credited to the Account (Fleet National Bank) from time to time shall be under the sole dominion and control of the Fleet National Bank Collateral Agent and held by the Fleet National Bank Custodian pursuant to the Fleet National Bank Custody Agreement as the Fleet National Bank Collateral Agent's agent and bailee, and the Fleet National Bank Collateral Agent shall have the sole right to make or direct withdrawals of cash or cash equivalents from the Account (Fleet National Bank).

                2.2     REMEDIES

                The Fleet National Bank Collateral Agent may, upon the occurrence and continuance of an Enforcement Event and the delivery of an Enforcement Notice to the Fleet National Bank Custodian by the Fleet National Bank Collateral Agent, and without the consent of Lessee or any other Person, exercise certain remedies with respect to the Fleet National Bank Liquid Collateral as provided herein, including, but not limited to, directing the Fleet National Bank Custodian to sell or cause to be sold an amount of the Fleet National Bank Liquid Collateral and otherwise acting in all respects as the owner of the Fleet National Bank Liquid Collateral.

                2.3     PLEDGORS REMAIN LIABLE

                Anything to the contrary herein notwithstanding, (i) Lessee shall remain liable under Operative Documents to Lessor and Lessor shall remain liable under the Operative Documents to the Beneficiaries, each to the extent set forth therein to perform all of their duties and obligations, if any, thereunder to the same extent as if this Agreement had not been executed and the pledges hereunder had not been made, (ii) the exercise by Lessor or the Fleet National Bank Collateral Agent of any of their rights hereunder shall not release Lessee or Lessor from any of their duties or obligations, if any, under the Operative Documents, except to the extent that such obligations are satisfied by the payment of an amount hereunder or pursuant to the Fleet National Bank Custody Agreement. The execution and delivery of this Agreement shall not in any way diminish the respective rights and obligations of Lessee, Lessor or the Fleet National Bank Collateral Agent (or any other party thereto) under the Operative Documents.

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                2.4     INSTRUCTIONS REGARDING THE ACCOUNT (FLEET NATIONAL BANK)

                It is hereby acknowledged and agreed that pursuant to the Fleet National Bank Custody Agreement, other than as expressly set forth therein and herein, only the Fleet National Bank Collateral Agent is entitled to give instructions and Entitlement Orders to the Fleet National Bank Custodian with respect to the Account (Fleet National Bank) , any and all Securities credited to the Account (Fleet National Bank) and any other Fleet National Bank Liquid Collateral.

                2.5     ADDITIONAL FLEET NATIONAL BANK LIQUID COLLATERAL

                (a)    (i)      Pursuant to the Participation Agreement, the
Fleet National Bank Collateral Agent shall have the right at any time, and from time to time upon delivery to Lessee of a demand given by telephone or fax (and confirmed in writing) (a "Additional Collateral Demand"), to require Lessee to transfer additional Permitted Investments (the "Additional Liquid Collateral") to the Account (Fleet National Bank) by the Additional Collateral Delivery Date to ensure that the Adjusted Market Value, in the case of Properly Margined Liquid Collateral, and the Fair Market Value, in the case of Non-Properly Margined Liquid Collateral of Fleet National Bank Liquid Collateral in which Lessor and the Fleet National Bank Collateral Agent have a first priority perfected security interest shall be greater than or equal to the applicable Required Liquid Collateral Amount for the Fleet National Bank Liquid Collateral; provided, that after taking into account a transfer of Pledged Securities the Account (Fleet National Bank) shall satisfy and at all times thereafter satisfy the Concentration Limits.

                (ii) Without limiting Section 2.5(a)(i) above Lessee shall transfer such Additional Liquid Collateral to the Account (Fleet National Bank) by the Additional Collateral Delivery Date to ensure that, the Adjusted Market Value, in the case of Properly Margined Liquid Collateral, and the Fair Market Value, in the case of Non-Properly Margined Liquid Collateral of Fleet National Bank Liquid Collateral in which Lessor and the Fleet National Bank Collateral Agent have a first priority perfected security interest shall be greater than or equal to the applicable Required Liquid Collateral Amount for the Fleet National Bank Liquid Collateral.

                (b) Pursuant to the account agreements entered into with the Fleet National Bank, Fleet National Bank Custodian shall have the right to direct the reinvestment of any Pledged Securities credited to the Account (Fleet National Bank) upon the maturity of such Pledged Securities or prior thereto.

                (c) The parties hereto acknowledge and agree that (i) any Permitted Investments transferred to the Account (Fleet National Bank) pursuant to Sections 2.5(a) or 2.5(b) or otherwise shall be deemed Pledged Securities for the purposes of this Agreement, (ii) on any transfer date, the Fleet National Bank Collateral Agent shall instruct Lessee and the Fleet National Bank Custodian to take or cause to be taken, and Lessee and the Fleet National Bank Custodian shall take or cause to be taken, at Lessee's sole cost and expense, such action as is necessary create in Lessor a valid perfected first priority security interest on such date in such Pledged Securities, and (iii) on any transfer date, the Fleet National Bank Collateral Agent shall instruct Lessee, Lessor and the Fleet National Bank Custodian to take or cause to be taken, and

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


Lessee, Lessor and the Fleet National Bank Custodian shall take or cause to be taken, at Lessee's sole cost and expense, such action as is necessary create in the Fleet National Bank Collateral Agent a valid perfected first priority security interest on such date in Lessor's right, title and interest in, to and under such Pledged Securities. Without limiting the foregoing, the Fleet National Bank Collateral Agent is hereby authorized to complete Exhibit A hereto upon acquisition of such Pledged Securities.

                                   ARTICLE 3

                               COVENANTS OF LESSEE

                3.1     NO SET-OFF

                (a) Lessee, Lessor, the Fleet National Bank Collateral Agent and the Beneficiaries acknowledge that the Fleet National Bank Custodian may from time to time have other relationships with Lessee, Lessor, the Fleet National Bank Collateral Agent or the Beneficiaries that are not related to the transactions contemplated by this Agreement or the Participation Agreement and not secured hereunder.

                (b) No set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature (other than complete performance by Lessee of its obligations hereunder) which Lessee may have to assert against Lessor, the Fleet National Bank Collateral Agent or any Beneficiary shall be available hereunder to, or shall be asserted by, Lessee in any action arising out of the transactions contemplated hereby.

                (c) Lessee covenants that it shall not terminate the Fleet National Bank Custody Agreement without the Beneficiaries' express prior written consent, other than in accordance with the terms thereof.

                3.2     FURTHER TRANSFERS

                As long as the security interest in and the Lien on the Fleet National Bank Liquid Collateral created hereunder in favor of Lessor and the Fleet National Bank Collateral Agent shall not have been discharged or released, Lessee shall not sell, transfer, convey, assign, grant a Lien on or security interest in, or otherwise dispose of the Fleet National Bank Liquid Collateral, or any part thereof, without the prior written consent of the Fleet National Bank Collateral Agent except as provided herein or in the Fleet National Bank Custody Agreement.

                                   ARTICLE 4

                         COVENANTS OF LESSOR AND LESSEE

                4.1     NO SET-OFF

                (a) No set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature (other than complete performance by Lessor of its obligations hereunder) which Lessor may have to assert against the Fleet National Bank Collateral Agent or

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


any Beneficiary shall be available hereunder to, or shall be asserted by, Lessor in any action arising out of the transactions contemplated hereby.

                (b) Lessor covenants that it shall not terminate the Fleet National Bank Custody Agreement without the Beneficiaries' express prior written consent, other than in accordance with the terms thereof.

                4.2     FURTHER TRANSFERS

                As long as the security interest in and the Lien on the Fleet National Bank Liquid Collateral created hereunder in favor of the Fleet National Bank Collateral Agent shall not have been discharged or released, Lessor shall not sell, transfer, convey, assign, grant a Lien on or security interest in, or otherwise dispose of the Fleet National Bank Liquid Collateral, or any part thereof, without the prior written consent of the Fleet National Bank Collateral Agent except as provided herein or in the Fleet National Bank Custody Agreement.

                                   ARTICLE 5

                                    REMEDIES

                5.1     REMEDIES UPON ENFORCEMENT EVENT

                (a) Lessee and Lessor agree that if any Enforcement Event shall have occurred and be continuing the Fleet National Bank Collateral Agent may exercise in respect of the Fleet National Bank Liquid Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the Fleet National Bank Liquid Collateral at issue), and the Fleet National Bank Collateral Agent may also, without notice except as specified below, sell the Fleet National Bank Liquid Collateral or any part thereof in one or more parcels at public or private sale, or at any of the Fleet National Bank Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Collateral Agent may deem commercially reasonable. Lessee and Lessor agrees that, to the extent notice of sale shall be required by law, at least five Business Days' notice to Lessee and Lessor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Fleet National Bank Collateral Agent shall not be obligated to make any sale of Fleet National Bank Liquid Collateral regardless of notice of sale having been given. The Fleet National Bank Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Fleet National Bank Collateral Agent shall be entitled to consult with legal counsel and financial advisors in connection with the sale of the Fleet National Bank Liquid Collateral and shall be protected in any reasonable action or forbearance taken in connection with the advice of such counsel or advisors.

                (b) Each and every right, power and remedy given to the Fleet National Bank Collateral Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, or under the UCC, or otherwise in equity or by statute, and each and every right,

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Fleet National Bank Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Fleet National Bank Collateral Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Fleet National Bank Collateral Agent or to be an acquiescence therein.

                (c) In case the Fleet National Bank Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Fleet National Bank Collateral Agent, then and in every such case the Fleet National Bank Collateral Agent, Lessee and Lessor shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Fleet National Bank Liquid Collateral, and all rights, remedies and powers of the Fleet National Bank Collateral Agent shall continue as if no such proceedings had been instituted.

                (d) Lessee and Lessor agree, to the full extent that it may lawfully so agree, that neither it nor any Person claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of the Fleet National Bank Liquid Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof, and each of Lessee and Lessor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets comprising the Fleet National Bank Liquid Collateral marshalled upon any such sale, and agrees that, subject to the terms of the Fleet National Bank Custody Agreement, the Fleet National Bank Collateral Agent or any court having jurisdiction to foreclose the Lien hereof may sell the Fleet National Bank Liquid Collateral as an entirety or in such portions as the Fleet National Bank Collateral Agent may determine.

                (e) The Fleet National Bank Collateral Agent will promptly upon receipt of any proceeds from any sale of any Fleet National Bank Liquid Collateral pursuant to this Section 5.1 deliver such proceeds to the Administrative Agent for distribution in accordance with Article X of the Participation Agreement.

                5.2     POWERS OF ATTORNEY

                (a) Lessee hereby irrevocably appoints the Fleet National Bank Collateral Agent the true and lawful attorney of Lessee (with full power of substitution) in the name, place and stead of, and at the expense of, Lessee (i) for any period for the purpose of signing documents and taking other action to perfect Lessor's and the Fleet National Bank Collateral Agent's security interest in the Fleet National Bank Liquid Collateral and (ii) solely in connection with the enforcement of the rights and remedies provided herein and in the Fleet

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


National Bank Custody Agreement upon the occurrence and during the continuation of an Enforcement Event:

                (i) to give any necessary receipts or acquittances for amounts collected or received thereunder;

                (ii) to make all necessary transfers of any of the Fleet National Bank Liquid Collateral in connection with any sale or other disposition made pursuant hereto;

                (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments and agreements in connection with any such sale or other disposition, Lessee hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto; and

                (iv) to sign any agreements, orders or other documents in connection with or pursuant to this Agreement (to the extent the same relate to the Fleet National Bank Liquid Collateral).


Nevertheless, if so requested by the Fleet National Bank Collateral Agent or a purchaser, Lessee shall ratify and confirm to the extent it has the power to do so, any such sale or other disposition by executing and delivering to the Fleet National Bank Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

                (b) Lessor hereby irrevocably appoints the Fleet National Bank Collateral Agent the true and lawful attorney of Lessor (with full power of substitution) in the name, place and stead of, and at the expense of, Lessor (i) for any period for the purpose of signing documents and taking other action to perfect the Fleet National Bank Collateral Agent's security interest in the Fleet National Bank Liquid Collateral and (ii) solely in connection with the enforcement of the rights and remedies provided herein and in the Fleet National Bank Custody Agreement upon the occurrence and during the continuation of an Enforcement Event:

                (i) to give any necessary receipts or acquittances for amounts collected or received thereunder;

                (ii) to make all necessary transfers of any of the Fleet National Bank Liquid Collateral in connection with any sale or other disposition made pursuant hereto;

                (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments and agreements in connection with any such sale or other disposition, Lessor hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto; and

                (iv) to sign any agreements, orders or other documents in connection with or pursuant to this Agreement (to the extent the same relate to the Fleet National Bank Liquid Collateral).

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


Nevertheless, if so requested by the Fleet National Bank Collateral Agent or a purchaser, Lessor shall ratify and confirm to the extent it has the power to do so, any such sale or other disposition by executing and delivering to the Fleet National Bank Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

                                   ARTICLE 6

                          RELEASE OF SECURITY INTEREST


                6.1 This Agreement shall remain in full force and effect until payment in full by the Lessee of the Lease Balance, Supplemental Rent, including Break Costs and all other amounts due and owing by it under the Operative Documents and the termination of the Commitments of the Participants, provided, however, that this Agreement and the security interests created hereby shall earlier terminate and this Agreement shall be of no further force or effect upon any sale or other final disposition by the Fleet National Bank Collateral Agent of all of the property constituting the Fleet National Bank Liquid Collateral and the final distribution by Fleet National Bank Collateral Agent of all monies or other property or proceeds constituting the Fleet National Bank Liquid Collateral in accordance with the terms of the Participation Agreement.

                6.2     Upon any termination of this Agreement pursuant to
Section 6.1, Lessor and the Fleet National Bank Collateral Agent shall execute and deliver to or as directed in writing by Lessee, an appropriate instrument terminating this Agreement and releasing the Fleet National Bank Liquid Collateral and the Fleet National Bank Collateral Agent shall provide the Fleet National Bank Custodian with written notice informing the Fleet National Bank Custodian that the Secured Lessee Obligations have been fully discharged and instructing the Fleet National Bank Custodian to release all funds on deposit in the Account (Fleet National Bank) from the assignment and pledge.

                6.3 Except as otherwise provided in this Article 6, this Agreement and the security interests created hereby shall continue in full force and effect in accordance with the terms hereof.

                                   ARTICLE 7

                                  MISCELLANEOUS

                7.1     NOTICES

                Notices and other communications required or permitted to be given or made under the terms of this Agreement shall be given in the manner set forth in the Participation Agreement at the initial addresses (and any successor address for notice may be provided in the manner set forth in the Participation Agreement) set forth on Schedule II to the Participation Agreement.

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                7.2     COUNTERPARTS

                This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                7.3     CONTINUING SECURITY

                (a) Except as provided in Article 6, the security constituted by this Agreement with respect to the Secured Lessee Obligations shall not be considered as satisfied by payment or satisfaction of any part of the Secured Lessee Obligations but shall be a continuing security and extend to cover any and all sums of money or other obligations which shall for the time being constitute Secured Lessee Obligations and shall not be discharged or prejudiced or affected in any way by time being given to Lessee or any other Person or by any other indulgence or concession to Lessee or any other Person granted by Lessor, Fleet National Bank Collateral Agent or any Beneficiary, by the taking, holding, varying, non-enforcement or release by Lessor, the Fleet National Bank Collateral Agent or any Beneficiary of any other security for all or any of the Secured Lessee Obligations, by any other thing done or omitted or neglected to be done by Lessor, Fleet National Bank Collateral Agent or any Beneficiary or by any other dealing or thing including whatsoever that but for this provision might operate to discharge any of the Secured Lessee Obligations or to exonerate or discharge Lessee from its obligations hereunder or otherwise affect the security hereby constituted.

                (b) Except as provided in Article 6, the security constituted by this Agreement with respect to the Secured Lessor Obligations shall not be considered as satisfied by payment or satisfaction of any part of the Secured Lessor Obligations but shall be a continuing security and extend to cover any and all sums of money or other obligations which shall for the time being constitute Secured Lessor Obligations and shall not be discharged or prejudiced or affected in any way by time being given to Lessor or any other Person or by any other indulgence or concession to Lessor or any other Person granted by the Fleet National Bank Collateral Agent or any Beneficiary, by the taking, holding, varying, non-enforcement or release by the Fleet National Bank Collateral Agent or any Beneficiary of any other security for all or any of the Secured Lessor Obligations, by any other thing done or omitted or neglected to be done by the Fleet National Bank Collateral Agent or any Beneficiary or by any other dealing or thing including whatsoever that but for this provision might operate to discharge any of the Secured Lessor Obligations or to exonerate or discharge Lessor from its obligations hereunder or otherwise affect the security hereby constituted.

                7.4     AMENDMENTS

                This Agreement may be amended only by a consent in writing signed by the parties hereto, and specifically identified as an amendment hereto.

                7.5     SEVERABILITY

                Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating, prohibiting the observance of or rendering

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


unenforceable the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate, prohibit the observance of or render unenforceable such provision in any other jurisdiction.

                7.6     GOVERNING LAW

                THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE-OF-LAW AND CONFLICTS-OF-LAWS RULES). THE PARTIES HERETO AGREE THAT THE STATE OF NEW YORK IS THE JURISDICTION OF THE COLLATERAL AGENT FOR PURPOSES OF PART 3 OF ARTICLE 9 OF THE UCC.

                Any suit, action or proceeding against the parties hereto with respect to this Agreement, or any other Operative Document or any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, County of New York, or the United States District Court for the Southern District of New York (provided that such jurisdiction shall be non-exclusive). The provisions of Sections 12.13 and 12.14 of the Participation Agreement and related definitions are incorporated herein by reference, mutatis mutandis.

                7.7     OWNER

                Lessee acknowledges its ownership of, and its responsibility
(as opposed to Lessor, the Fleet National Bank Collateral Agent or the Beneficiaries) to pay taxes, if any, imposed on it or with respect to, the Fleet National Bank Liquid Collateral.

                7.8     ENTIRE AGREEMENT

                This Agreement, and all instruments and other documents required to be executed and delivered in connection herewith, represents the entire agreement of the parties hereto and supercedes all prior agreements and understandings of the parties with respect to the subject matter covered hereby.

                                   ARTICLE 8

                                    PARTIES

                No Person dealing with the Fleet National Bank Collateral
Agent or any Beneficiary is bound to inquire whether an Enforcement Event shall have occurred or whether the power that the Fleet National Bank Collateral Agent or any Beneficiary is purporting to exercise has become exercisable or whether any Secured Lessee Obligations or Secured Lessor Obligations remain unpaid or unperformed or otherwise as to the propriety or regularity of any sale or other dealing by the Fleet National Bank Collateral Agent or any Beneficiary with any Fleet National Bank Liquid Collateral and all the protections to purchasers conferred by Applicable Law shall apply to such Persons dealing with the Fleet National Bank Collateral Agent or any Beneficiary. The receipt by the Fleet National Bank Collateral Agent or any

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


Beneficiary of the purchase moneys shall effectively discharge the purchaser who shall not be concerned with the manner of application thereof.

                                    ARTICLE 9

                                    ELECTION

                So long as Section 6.1(y)(i) of the Participation Agreement does not require Lessee to secure its Secured Lessee Obligations on the basis of Properly Margined Liquid Collateral, Lessee shall have the right, upon at least five Business Days written notice to the Fleet National Bank Collateral Agent and each of the Participants, to secure its Secured Lessee Obligations on the basis of either Properly Margined Liquid Collateral or Non-Properly Margined Liquid Collateral, such change to become effective on the next succeeding Scheduled Payment Date following such five day notice period.

                            [Signature Pages Follow]

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



        IN WITNESS WHEREOF the parties hereto have caused this LIQUID COLLATERAL AGREEMENT to be fully executed as of the day and year first above written.

                                 HUMAN GENOME SCIENCES, INC.



                                 By:  /s/ STEVEN C. MAYER
                                      -----------------------------
                                      Name:  Steven C. Mayer
                                      Title: Senior Vice President and CFO

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 GENOME STATUTORY TRUST 2001A

                                   By: Wells Fargo Bank Northwest, N.A., not in its individual capacity but solely as Trustee


                                 By:  /s/ C. SCOTT NIELSON
                                      -----------------------------
                                      Name:  C. Scott Nielson
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 FLEET NATIONAL BANK, as Fleet National
                                 Bank Collateral Agent



                                 By:  /s/ STEVEN CRISCIONE
                                      -----------------------------
                                      Name:  Steven Criscione
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 BENEFICIARIES:



                                 FLEET NATIONAL BANK, as a Liquidity
                                 Provider





                                 By:  /s/ STEVEN CRISCIONE
                                      -----------------------------
                                      Name:  Steven Criscione
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 FIRST UNION NATIONAL BANK, as a Liquidity
                                 Provider





                                 By:  /s/ BARBARA K. ANGEL
                                      -----------------------------
                                      Name:  Barbara K. Angel
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                 BANCBOSTON LEASING INVESTMENTS INC.,
                                 as an Investor





                                 By:  /s/ STEVEN CRISCIONE
                                      -----------------------------
                                      Name:  Steven Criscione
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT




                                 FIRST UNION NATIONAL BANK, as an Investor





                                 By:  /s/ BARBARA K. ANGEL
                                      -----------------------------
                                      Name:  Barbara Kaufmann Angel
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 EAGLEFUNDING CAPITAL CORPORATION, as Conduit





                                 By:  /s/ THOMAS M. CALHOUN
                                      -----------------------------
                                      Name:  Thomas M. Calhoun
                                      Title: Director, its
                                             attorney-in-fact

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT



                                 FLEET NATIONAL BANK, as Fleet National
                                 Bank Collateral Agent





                                 By:  /s/ STEVEN CRISCIONE
                                      -----------------------------
                                      Name:  Steven Criscione
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                 FIRST UNION NATIONAL BANK, as First Union
                                 Collateral Agent





                                 By:  /s/ BARBARA K. ANGEL
                                      -----------------------------
                                      Name:  Barbara Kaufmann Angel
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                 FLEET NATIONAL BANK, as Administrative Agent





                                 By:  /s/ STEVEN CRISCIONE
                                      -----------------------------
                                      Name:  Steven Criscione
                                      Title: Vice President

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                                                      SCHEDULE I

                                  Beneficiaries

         1.       Fleet National Bank, as a Liquidity Provider

         2.       First Union National Bank, as a Liquidity Provider

         3.       BancBoston Leasing Investments, Inc., as an Investor

         4.       First Union National Bank, as an Investor

         5.       EagleFunding Capital Corporation, as Conduit

         6.       Fleet National Bank, as Fleet National Bank Collateral Agent

         7.       First Union National Bank, as First Union Collateral Agent

         8.       Fleet National Bank, as Administrative Agent

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                    EXHIBIT A
                             TO FLEET NATIONAL BANK
                      LIQUID COLLATERAL SECURITY AGREEMENT
                        Description of Pledged Securities


              Designation by Name, Series, Amount and Maturity Date


                                                                             Amount
Name                                               Series                 (At Maturity)          Maturity Date
----                                               ------                 -------------          -------------



                                      Ex.A

                                 FLEET NATIONAL BANK LIQUID COLLATERAL AGREEMENT


                                    EXHIBIT B

                           Form of Enforcement Notice


 Name and Address of Administrative Agent and Fleet National Bank Custodian


Re:      ENFORCEMENT NOTICE
         Securities Account No. 0006529470 (the "Account (Fleet National Bank)") of HUMAN GENOME SCIENCES, INC., as Pledgor (the "Pledgor"), pledged to and subject to a first priority security interest in favor of FLEET NATIONAL BANK, as Fleet National Bank Collateral Agent (the "Fleet National Bank Collateral Agent"), pursuant to the Fleet National Bank Liquid Collateral Agreement, dated as of November 7, 2001, among Lessee, Lessor, the Fleet National Bank Collateral Agent and the Beneficiaries set forth on Schedule I thereto (the "Agreement") (capitalized terms used but not otherwise defined herein have the respective meanings specified, whether or not by reference, in the Agreement)

Ladies and Gentlemen:

                  We hereby demand pursuant to Section 3 of the Custody Agreement that you take the following action with respect to the Fleet National Bank Liquid Collateral:

                  [instructions to be provided by Fleet National
                   Bank Collateral Agent]


                                 Very truly yours,

                                 FLEET NATIONAL BANK, as Fleet National
                                 Bank Collateral Agent



                                 By:
                                      -----------------------------
                                          Title:
                                          Date:



                                      Ex.B

                                TABLE OF CONTENTS


                                                                                                              PAGE
ARTICLE 1         DEFINITIONS, INTERPRETATION

         1.1      Certain Definitions............................................................................2

ARTICLE 2         GRANTING OF SECURITY

         2.1      Granting of Security Interests.................................................................4
         2.2      Remedies.......................................................................................8
         2.3      Pledgors Remain Liable.........................................................................9
         2.4      Instructions Regarding the Account (Fleet National Bank) ......................................9
         2.5      Additional Fleet National Bank Liquid Collateral...............................................9

ARTICLE 3         COVENANTS OF LESSEE

         3.1      No Set-off....................................................................................10
         3.2      Further Transfers.............................................................................11

ARTICLE 4         COVENANTS OF LESSOR AND LESSEE

         4.1      No Set-off....................................................................................11
         4.2      Further Transfers.............................................................................11

ARTICLE 5         REMEDIES

         5.1      Remedies Upon Enforcement Event ..............................................................12
         5.2      Powers of Attorney............................................................................13

ARTICLE 6         RELEASE OF SECURITY INTEREST

         6.1      ..............................................................................................15
         6.2      ..............................................................................................15
         6.3      ..............................................................................................15

ARTICLE 7         MISCELLANEOUS

         7.1      Notices.......................................................................................15
         7.2      Counterparts..................................................................................15
         7.3      Continuing Security...........................................................................16
         7.4      Amendments....................................................................................16
         7.5      Severability..................................................................................16
         7.6      Governing Law.................................................................................17
         7.7      Owner.........................................................................................17
         7.8      Entire Agreement..............................................................................17

ARTICLE 8         PARTIES

ARTICLE 9         ELECTION


                               TABLE OF CONTENTS

                                  (continued)


                                                                            PAGE


EXHIBIT A - DESCRIPTION OF SECURITIES

EXHIBIT B - FORM OF ENFORCEMENT NOTICE






                                      -ii-